AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                         CENTENNIAL TECHNOLOGIES, INC.,

                          ITP ACQUISITION CORPORATION,

                        INTELLIGENT TRUCK PROJECT, INC.,

                                       AND

                    THE SHAREHOLDERS WHOSE SIGNATURES APPEAR
                          AT THE FOOT OF THIS AGREEMENT





                        EFFECTIVE AS OF DECEMBER 18, 1996










                                TABLE OF CONTENTS



         Reference                                                    Page #
         ---------                                                    ------

1.       The Merger...................................................  1
2.       Conversion of Shares                                           2
3.       Matters Related to the Centennial Shares.....................  4
4.       Closing......................................................  5
5        Escrow Agreement.............................................  5
6.       Representations and Warranties of ITP and the Warranting
            Shareholders..............................................  6
7.       Representations and Warranties of the Shareholders            18
8.       Representations and Warranties of Centennial and IAC          19
9.       No Announcements............................................. 20
10.      Covenants of ITP............................................. 20
11.      Covenants of Centennial and IAC.............................. 22
12.      Conditions to Obligations of Centennial and IAC.............. 23
13.      Conditions to Obligations of ITP and the Shareholders........ 24
14.      Provisions for Indemnification............................... 25
15.      Opinion of Counsel for ITP................................... 27
16.      Opinion of Counsel for Centennial and IAC.................... 27
17.      Disclosure of Information.................................... 27
18.      Employment Agreements........................................ 29
19.      Survival of Representations and Warranties................... 29
20.      Further Assurances........................................... 29
21.      Notices...................................................... 29
22.      Broker....................................................... 30
23.      Expenses..................................................... 31
24.      Entire Agreement............................................. 31
25.      Binding Effect............................................... 31
26.      Headings..................................................... 31
27.      Law Governing................................................ 32
28.      Counterparts................................................. 32









                               TABLE OF SCHEDULES


No.                       Title
---                       -----

5                Escrow Agreement
5(a)             Warranting Shareholders
6(a)             ITP Qualifications
6(b)             ITP Third Party Consents
6(c)(i)          Federal Income Tax Returns
6(c)(ii)         Financial Statements
6(e)             Miscellaneous Disclosures
6(f)             Security Interests, Liens, Encumbrances,
                    etc.
6(g)             Existing Leases, Contracts, Franchises
                    and Commitments, and Agreements as to the Same
6(h)             Miscellaneous Lists
6(i)             Litigation, Claims, Proceedings, etc.
6(m)             Stock Transactions
6(n)             Agreements and Arrangements with
                    Affiliates
6(q)             Equipment; Real Estate
6(r)             Permits, Licenses, Authorizations
6(s)             Insurance Policies
6(t)             Shareholder Interests in Competitors
6(u)             Intellectual Property
6(z)             Environmental Matters
12(g)            Rate of Exchange of ITP Shares for Centennial Shares
15               Form of Opinion of Buchanan Ingersoll
16               Form of Opinion of O'Connor, Broude & Aronson
18               Form of Employment Agreements
22               Brokers








                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER, effective as of the 18th day of December, 1996 (the "Agreement"), by and among Centennial Technologies, Inc., a Delaware corporation ("Centennial"); ITP Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Centennial ("IAC"); Intelligent Truck Project, Inc., a Florida corporation ("ITP"); and the shareholders of ITP whose signatures appear at the foot of this Agreement (the "Shareholders"). ITP and IAC are sometimes referred to together herein as the "Constituent Corporations."

                                   WITNESSETH:

         WHEREAS, Centennial owns directly one hundred percent (100%) of the issued and outstanding stock of IAC; and

         WHEREAS, the Board of Directors of Centennial and the Board of Directors of ITP have each approved the merger of IAC with and into ITP, with ITP being the surviving corporation, upon the terms and conditions set forth herein.

         WHEREAS, ITP, Centennial and IAC desire to enter into and carry out the merger in accordance with the terms hereof and the provisions of the Florida Business Corporation Act and the Delaware General Corporation Law.

         NOW, THEREFORE, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       THE MERGER

         (a) Subject to the terms, provisions and conditions of this Agreement and upon the basis of the representations, warranties and covenants made herein, at the Closing (as defined below) ITP and IAC shall cause Articles of Merger to be filed with the Secretary of State of Florida and a Certificate of Merger to be filed with the Secretary of State of Delaware, each in a form agreed to by ITP and Centennial.

         (b) The effective date of the merger of IAC with and into ITP (the "Merger") shall be the date (the "Effective Date") upon and the time (the "Effective Time") at which the Articles of Merger are filed in the Department of State of Florida and the Certificate of Merger is filed with the Secretary of State of Delaware, whichever occurs later. At the Effective Time, IAC will be merged in and into ITP, with ITP as the surviving corporation (the "Surviving Corporation"), and the separate existence of IAC shall cease. The Surviving Corporation shall assume and be liable for all the liabilities and obligations of each of the Constituent Corporations in accordance with the Florida Business Corporation Act and the Delaware General Corporation Law.

         (c) At the Effective Time and without any further action on the part of the Constituent Corporations, the Articles of Incorporation and the Bylaws of the Surviving Corporation shall be amended to read in their entirety as the Certificate of Incorporation and Bylaws of IAC, and all the property, real and mixed, of each of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed.

         2.       CONVERSION OF SHARES

         (a) At the Effective Time on the Effective Date, the outstanding shares of capital stock of ITP shall be canceled or converted, as the case may be, by virtue of the Merger and without any further action on the part of any holder thereof as follows: (i) each share of Common Stock, $.01 par value per share, of ITP (the "ITP Common Stock") shall be converted into 0.16 shares of Common Stock, $.01 par value per share, of Centennial ("Centennial Shares"); and (ii) each share of ITP Common Stock issued and held in the treasury of ITP shall be canceled and retired; and

         (b) At the Effective Time, each share of Common Stock, $.01 par value per share, of IAC issued and outstanding immediately prior thereto shall be converted into one (1) share of Common Stock, fully paid and nonassessable, of the Surviving Corporation, which shall be owned by Centennial.

         (c) No fractional Centennial Shares shall be issued in connection with the Merger. The number of Centennial Shares to be received by holders of ITP Common Stock shall be rounded up to the next whole number of Centennial Shares if the fractional number of Centennial Shares to be received ends in a fraction that equals five tenths (0.5) of a share or greater, and shall be rounded down to the next whole number of Centennial Shares if the fractional number of Centennial Shares to be received ends in a fraction that equals less than five tenths (0.5) of a share.

         (d) As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall mail, or cause to be mailed, to each holder of record of ITP Common Stock (i) notice that the Merger has been consummated and instructions for effecting the surrender of their certificates that immediately prior to the Effective Time represented outstanding shares of ITP Common Stock ("ITP Certificates") in exchange for certificates representing shares of Centennial Shares and (ii) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the ITP Certificates shall pass, only upon delivery of the ITP Certificates to the Surviving Corporation and shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify). Upon the surrender of an ITP Certificate for cancellation to the Surviving Corporation, together with a properly completed and duly executed letter of transmittal and such other documents as may be reasonably requested, the holder of such ITP Certificate shall be entitled to receive, and the Surviving Corporation shall promptly deliver, in exchange therefor a certificate representing that number of whole Centennial Shares which such holder has the right to receive in respect of the ITP Certificate surrendered pursuant to the provisions of this Section 2 (after taking into account all shares of ITP Common Stock then held by such holder), and the ITP Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of ITP Common Stock which is not registered in the transfer records of ITP, a certificate representing the proper number of shares of Centennial Shares may be issued to a transferee if the ITP Certificate representing such ITP Common Stock is presented to the Surviving Corporation, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

         (e) The parties intend to adopt this Agreement as a tax-free plan of reorganization and to consummate the Merger as a merger in accordance with the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Centennial Shares issued in the Merger shall be issued solely in exchange for the ITP Common Stock. No consideration that could constitute "other property" within the meaning of Section 356(b) of the Code is being paid by Centennial for the ITP Common Stock in the Merger. The parties shall not take a position on any tax returns inconsistent with this subparagraph (e). Neither ITP nor Centennial shall intentionally take or cause to be taken action which would disqualify the Merger as a reorganization within the meaning of Section 368(a) of the Code.

         (f) ITP agrees that if, at any time after the Effective Time, Centennial considers or is advised that any further deeds, assignments or assurances are reasonably necessary or desirable to be obtained from ITP or its officers or directors, to consummate the Merger or to carry out the purposes of this Agreement at or after the Effective Time, then the parties and their respective officers and directors shall execute and deliver all such proper deeds, assignments and assurances and do all other things necessary or desirable to consummate the Merger and to carry out the purposes of this Agreement, in the name of ITP or otherwise.

         3.       MATTERS RELATED TO THE CENTENNIAL SHARES

         (a) (i) The Shareholders understand that the Centennial Shares they will receive under this Agreement are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act") only in certain limited circumstances. In this regard, the Shareholders represent that they are familiar with Rule 144 promulgated under the Act, as such Rule is presently in effect, and the resale limitations imposed thereby and by the Act.

                  (ii) It is understood that the certificates evidencing the Centennial Shares to be transferred to the Shareholders under this Agreement may bear one or all of the following legends or their substantial equivalent:

                           (A)      "THE SECURITIES REPRESENTED BY THIS
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT IS IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (B) Any legend required by state securities laws.

         (b) (i) Centennial will prepare and file with the Securities and Exchange Commission (the "Commission"), within ninety (90) days of the Closing Date, a Registration Statement on Form S-3 (or such other Form as counsel to Centennial shall deem appropriate) covering the Centennial Shares and such other documents, including a prospectus, as may be necessary in the opinion of counsel for Centennial in order to comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and to maintain the effectiveness of such registration statement for a period of not less than eighteen (18) months. The expenses of such registration shall be borne by Centennial, with the exception of underwriting or selling discounts and commissions and any fees and disbursements of counsel to the Shareholders.

                  (ii) Centennial will take all commercially reasonable action which may be required in qualifying the Centennial Shares for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Shareholders, provided that Centennial shall not be obligated to register the shares in any state or execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                  (iii) Centennial's obligation under this Agreement shall be conditioned upon a timely receipt by the Centennial in writing of information as Centennial may reasonably require from each of the Shareholders, or any underwriter for any of them, in connection with the preparation of a registration statement filed pursuant to this Agreement, including any post-effective amendment to such registration statement, and the sale of the Centennial Shares by the Shareholders.

                  (iv) Centennial shall furnish each Shareholder desiring to sell Centennial Shares such number of prospectuses as shall reasonably be requested.

         4.       CLOSING

         The  Closing  shall take place at the  offices  of  O'Connor,  Broude &
Aronson, in Waltham, Massachusetts, on the last to occur of (a) the date on which the shareholders of ITP approve the Merger and (b) the date on which all other conditions to the obligations of each party hereunder to effect the Merger are satisfied or waived, but in no case not later than thirty (30) days after the date hereof (the "Termination Date"). The date of the Closing is hereafter referred to as the "Closing Date". All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed simultaneously, and no proceedings shall be deemed to have been taken nor any documents executed or delivered until all have been taken, executed and delivered, including the execution and delivery of the Agreements and Plans of Merger by and among (1) Centennial, Fleet.Net Acquisition Corporation, Fleet.Net, Inc. ("Fleet.Net") and the shareholders of Fleet.Net (the "Fleet.Net Agreement") and (2) Centennial, STP Acquisition Corporation, Smart Traveler Plazas, Inc. ("STP") and the shareholders of STP (the "STP Agreement").

         5.       ESCROW AGREEMENT

         (a) Centennial shall retain ten percent (10%) of the Centennial Shares to be paid to each of the Shareholders set forth on Schedule 5(a) hereto (the "Warranting

Shareholders")  (the  "Escrow  Amount"),  into  escrow with  O'Connor,  Broude &
Aronson (the "Escrow Agent") pursuant to the terms of the escrow agreement in substantially the form annexed hereto as Schedule 5 (the "Escrow Agreement"). The Escrow Amount shall be available to meet any indemnification claims made by Centennial or the Surviving Corporation pursuant to Section 14 hereof during the one (1) year period following the Closing Date, all in accordance with the provisions of the Escrow Agreement.

         (b) On the first anniversary of the Closing Date, the Escrow Agent shall, pursuant to the provisions of the Escrow Agreement, release to the Warranting Shareholders any portion of the Escrow Amount remaining in the escrow account.

         (c)      All of the Escrow Agent's fees shall be paid by Centennial.

         6.       REPRESENTATIONS AND WARRANTIES OF ITP AND THE
WARRANTING SHAREHOLDERS

         ITP and the Warranting Shareholders represent and warrant to Centennial and IAC, upon which representations and warranties Centennial and IAC rely, and which represen tations and warranties shall survive the Closing, as provided in
Section 19 of this Agreement, notwithstanding any investigation of the affairs of ITP by Centennial or IAC, as follows:

         (a) ITP is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has full power and authority to own its properties and carry on its business as it is now being conducted and as presently proposed to be conducted. Except as set forth on
Schedule 6(a), ITP is not qualified, licensed or registered to do business in any other state, nor by the location and nature of its business and activities and the character of the properties owned by it, is it required to be so qualified, licensed or registered. Its Certificate of Incorporation and all amendments thereto to date, its Bylaws as amended to date, and its Minutes and Stock Book, all of which have been delivered to Centennial for review prior to execution of this Agreement, are full, complete and correct. The said Minutes accurately and fully reflect all meetings, actions, proceedings and other matters properly includable therein. Except as reflected in said Minutes, there are no minutes of meetings or consents in lieu of meetings of the Board of Directors or Shareholders of ITP.

         (b) ITP has full power and authority (corporate and other) to execute and deliver this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of ITP, and no other corporate action or proceedings on the part of ITP are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by ITP and constitutes its valid and legally binding obligation, enforceable against ITP in accordance with its terms, subject only as to enforcement to general equitable principles and to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting the rights and remedies of creditors. Except as set forth on Schedule 6(b), the execution and delivery of this Agreement by ITP, the consummation by ITP of the transactions contemplated hereby, and compliance by ITP with the terms and provisions hereof will not violate any provision of the Certificate of Incorporation or Bylaws of ITP in existence as of the Closing Date, will not conflict with or result in a breach, default, or violation of any term of any indebtedness, mortgage, indenture, contract, agreement, lease, license, permit, judgment, decree, order, or injunction by which ITP or any of its properties are or may be bound, or of any applicable statute, ordinance or regulation, and will not result in the creation or imposition of any lien upon any of the properties of ITP or upon the ITP Shares. Except for such consents as are obtained prior to the Effective Time, no material consent, approval, order, or authorization of, or registration, declaration, or filing with, any governmental authority or third party is required in connection with the execution and delivery of this Agreement by ITP or the consummation by ITP of the transactions contemplated hereby.

         (c) ITP has delivered to IAC (i) copies of ITP's federal income tax returns as more fully identified on Schedule 6(c)(i) attached hereto and made part hereof, for the periods set forth therein; and (ii) certain unaudited financial statements more fully identified on Schedule 6(c)(ii) (the "Trial Balance").

         (d) As of November 27, 1996, ITP had no liabilities, commitments or obligations of any kind whatsoever (whether accrued, absolute, contingent or otherwise, and whether due or to become due) which were not reflected or reserved against in its Trial Balance or in the Notes thereto of said date, or which are not fully covered by policies of insurance validly in force, or disclosed herein or in an exhibit hereto;

         (e) Since November 27, 1996, except as described in Schedule 6(e) attached hereto and made a part hereof, there has not been (and as of the Closing Date, there will not have been) (i) any change in ITP's business, properties, assets, financial condition, prospects, management or operations, other than changes in the ordinary course of business, none of which has been materially adverse; (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting ITP's properties, business, assets or financial position; (iii) any declaration or setting aside of any dividend, or any direct or indirect redemption, purchase, or other acquisition of any of ITP's shares of capital stock; (iv) any increase in the compensation payable or to become payable by ITP to any of its officers, employees, or agents, or any bonus payment or arrangement made to or with any of them; (v) any unresolved labor controversy; (vi) any increase in any employee pension or retire ment plans or other employee benefit plans; (vii) any waiver of any rights of material value to ITP or cancellation or compromise of any debt; (viii) any transfer or grant of any rights in ITP's patents, trademarks, trade names or copyrights; (ix) any material modification, change or termination of any existing license, lease, contract or other document referred to in this Agreement or any of the Schedules hereto, or failure to renew or extend any material contract, except in the ordinary course of business or as contemplated by this Agreement; (x) any individual capital expenditure in excess of $10,000, or aggregate capital expenditures in excess of $50,000, or any commitment therefor; (xi) any change in any amounts due or to become due from ITP to any Shareholder or any affiliate thereof; or (xii) any occurrence or circumstance which may be expected to result in a material adverse change in or affecting the business or financial affairs of ITP.

         (f) ITP has good and marketable title to all of its properties and assets, real, personal and mixed, including those reflected in its Trial Balance of November 27, 1996, free and clear of any security interests, mortgages, pledges, liens, encumbrances, restrictions, or charges, except for (i) those described on Schedule 6(f) attached hereto and made part hereof, (ii) liens shown on such Trial Balance as securing specified liabilities set forth therein, with respect to which no material default exists (except for defaults cured prior to the declaration of default thereon), and except for minor imperfections of title and encumbrances, if any, which are not substantial in character, amount, or extent, do not detract from the value of the properties subject thereto, or interfere with the use of the properties for the purposes for which they are presently used, or otherwise impair ITP's operations, and have arisen only in the ordinary course of business.

         (g) Other than as set forth on Schedule 6(g) attached hereto and made part hereof, ITP presently has no existing leases, contracts, franchises or commitments, or agreements to enter into any of the same, written or oral, extending beyond the date of Closing. Copies of all written contracts or commitments, and a memorandum describing each oral contract or commitment listed on Schedule 6(g) or any other Schedule hereto, together with a copy or description as aforesaid, of each contract which requires the payment by ITP of a sum in excess of $10,000 in the aggregate, have been delivered to Centennial, and are true, complete and correct in all respects. ITP has complied in all material respects with all of the provisions of each such contract or commitment, and of all other contracts and commitments to which it is a party, and is not in default under any of them, except as described on

Schedule 6(g). Each such contract or commitment will be available for the use and benefit of the Surviving Corporation following the Closing Date, with no material adverse effect resulting from the transactions contemplated by this Agreement.

         (h) There is  attached to this  Agreement,  made part hereof and marked
Schedule 6(h), true and complete lists, as of the date of this Agreement, setting forth:

                  (i) The names and residence addresses of all directors and officers of ITP;

                  (ii) The names of all persons, if any, holding powers of attorney from ITP, and a summary statement of the terms thereof;

                  (iii) A list setting forth the name and address of each bank or other institution in which ITP has established an account for investment, deposit, checking, savings or borrowing, or through which credit is extended, a brief description thereof, and the names and titles of authorized signers and limits, if any;

                  (iv) A list of all employees of ITP together with their Social Security numbers; and

                  (v) A list of all employee benefits granted by ITP and the names of those employees who have received such benefits.

         At the request of Centennial, ITP shall furnish to Centennial further information relating to the matters set forth in the above described lists, and copies of any items included therein, as well as any and all other matters relating to the operations of ITP.

         (i) Except for those matters disclosed on Schedule 6(i) attached hereto and made a part hereof, there is no action, suit, litigation, claim, order, injunction, levy, attachment, administrative or governmental or quasi-governmental investigation or proceeding pending or, to the knowledge of ITP, threatened against or relating to ITP, its business, properties or prospects or relating to this Agreement or the transactions contemplated hereby. ITP is not a party to, or the subject of, any action, suit, litigation, claim, administrative proceeding or governmental or quasi-governmental investigation relating to ITP, its operations, properties or business, or material to the transactions contemplated hereunder; nor, to the knowledge of ITP, is any such action, suit, litigation, proceeding or investigation threatened or contemplated.

         (j) None of the representations and warranties made by ITP or the Warranting Shareholders contained in this Agreement, including all Schedules, nor in any statement, document, certificate or memorandum furnished or to be furnished by the ITP pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact; and none of such representations, warranties, statements, documents, certificates or memoranda omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         (k) (i) ITP has or will have duly filed all federal, state, local, foreign and other tax returns, reports and declarations of estimated tax required to be filed by it for all periods up to and including the Closing Date (all such returns, reports and declarations being accurate and complete in all respects) and has paid or established adequate reserves for the payments of all federal, state, local or foreign taxes, assessments, deficiencies, levies, imports, duties, license fees, registration fees, withholdings, or other similar governmental charges, and any interest, penalties or additions to tax imposed thereon (collectively the "Taxes") due or claimed to be due by any taxing authority. The amounts set up as reserves for Taxes on the Trial Balance of ITP as of November 27, 1996 are sufficient for the payment of all unpaid Taxes for the period ended November 27, 1996, and for any year or period prior thereto, and for which ITP may be liable in its own right or as a transferee of the assets of or successor to any corporation, person, association, partnership, joint venture or other entity. ITP will pay, or will establish adequate reserves for the payment for all Taxes payable for the period from November 27, 1996, up to and including the Closing Date.

                  (ii) ITP will not have any liability for Taxes in excess of the amount paid or reserved for any periods prior to the Closing Date. All amounts required to be withheld or collected by ITP for income taxes, social security taxes, unemployment insurance and other employee withholding taxes have been so withheld or collected, and either paid to the respective governmental authority or set aside for such purpose or accrued and reserved against and entered upon the books of ITP.

                  (iii) The federal income tax returns of ITP have not been audited by the Internal Revenue Service or any other taxing authority. There is no action, suit, proceeding, audit, investigation or claim pending or, to the knowledge of ITP threatened, in respect of any Taxes for which ITP may become liable, nor has any deficiency or claim for any Taxes been proposed or asserted. No waiver of any statute of limitations with respect to any taxable year has been executed by ITP; there is no agreement, waiver or consent providing for an extension of time with respect to the assessment of any Taxes against ITP, and no power of attorney granted by ITP with respect to any tax matters is currently in force.

         (l) ITP has paid (and, as to any of the following which are payable after the date of Closing and determinable as of November 27, 1996, ITP has properly reserved against in accordance with generally accepted accounting principles) all sales and use taxes, social security taxes, unemployment taxes, ad valorem taxes, property taxes, excise taxes, duties and imposts, and all other taxes of every kind, character or description imposed by any governmental or quasi-governmental authority required to be paid by ITP for all periods prior to the Closing Date. There are no outstanding notices of any deficiencies, adjustments, changes in assessments or increases in tax rates with respect to any such taxes. ITP has duly filed or caused to be filed all reports and returns relating to or covering all such taxes and other charges, which are due or required to be filed at or prior to the date hereof.

         (m) ITP has a total of 2,993,701 shares of Common Stock issued and outstanding of a total of 5,000,000 shares of Common Stock authorized. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and no shares of Common Stock were issued in violation of any preemptive rights. There are no other shares of capital stock of ITP of any class authorized, issued or outstanding. Except as set forth on
Schedule 6(m), there are no outstanding stock options, warrants, calls, agreements, or statutory or nonstatutory preemptive rights, or any other rights whatsoever, to purchase or otherwise obtain or demand the issuance of any ITP Shares of Common Stock, in favor of or held by any persons or entities whatsoever. ITP has no treasury stock. Except as set forth on Schedule 6(m), since January 1, 1994, there have been no issuances, transfers, repurchases or other transactions involving the Common Stock or any other securities of ITP.
Schedule 6(m) also sets forth a complete list of the shareholders of ITP. Except as set forth on Schedule 6(m), neither ITP nor any predecessor has ever maintained or participated in any stock option or stock bonus plan.

         (n) Except as set forth on Schedule 6(n), ITP is not, and on the Closing Date will not be, indebted to the Shareholders or to any officer, director or shareholder of ITP, or to any of their respective spouses and/or children, in any amount whatsoever. ITP is not primarily or secondarily liable in respect of any obligation of another person or party. ITP is not a party to any agreement or arrangement whereby it engages in a transaction of any kind with any affiliate except on terms and conditions no less favorable to ITP than would be customary for such transactions between unaffiliated parties or upon terms and conditions on which similar transactions with others could fairly be expected to be entered into. All agreements and arrangements with any affiliate are fairly and accurately described in Sche dule 6(n). For purposes of this
Section 6(n), "affiliate" shall mean any officer, director or shareholder of ITP or any person or entity controlled by such officers, directors or shareholders.

         (o) ITP has no subsidiaries, nor any investments in, nor ownership of securities of, any business, enterprise, entity or organization, public or private, except certificates of deposit, commercial paper and similar money equivalents, all as described on its Trial Balance of November 27, 1996.

         (p) Neither ITP nor any predecessor has ever maintained, participated in or been obligated to contribute to, or has ever had any liability with respect to, any Employee Pension Benefit Plan ("Plans") as such term is defined in Section 3 of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), any Employee Welfare Benefit Plan as such term is defined in
Section 3 of ERISA, any deferred compensation plan or any other similar employee benefit plan. Neither ITP nor any predecessor has ever participated in, or been obligated to contribute to, any Multi Employer Plan as such term is defined in
Section 3(37) of ERISA as amended by the Multi Employer Pension Plan Amendments Act of 1980. ITP is not, nor has it ever been, a member of a "controlled group of corporations" or an "affiliated service group", or a member under "common control" of any member, as defined in Sections 414(b), (c) and (m) of the Internal Revenue Code (the "Code").

         (q) ITP has good title to, or valid leases or licenses for, insurable at regular rates, all of its property and assets that are necessary for the conduct of its business; and its equipment and real estate (whether owned or leased) is in good order, condition and repair, and is in material conformity (with respect to the leased property, to ITP's knowledge only)with all applicable federal, state and local laws, regulations and ordinances (including but not limited to environmental zoning), except as set forth in Schedule 6(q). A list of all such equipment and real estate is contained on Schedule 6(q) attached hereto and made a part hereof. ITP has complete and accurate written or computer copies of the source code for all software which is under development by or licensed to or by ITP.

         (r) ITP has all material permits, licenses and governmental authorizations required for the ownership of its business as it is currently being operated, all of which will be available for the use and benefit of the Surviving Corporation unaffected by the transac tions contemplated by this Agreement. All of ITP's said permits, licenses and governmental authorizations relating to the operations of ITP are currently in force, and are listed on
Schedule 6(r) attached hereto and made a part hereof.

         (s) Schedule 6(s) attached hereto and made a part hereof contains a complete and correct list of all policies of insurance of every kind and nature covering ITP, including without limitation, policies of life, fire, theft, employee fidelity and other casualty and liability insurance, indicating the insurer, the policy number, the type of coverage, the amount of coverage and the expiration date of each policy. Such policies are and will be at Closing in full force and effect, and will be unaffected by the transactions contemplated by this Agreement. Complete and correct copies of each such policy have been made available to Centennial prior to the execution of this Agreement.

         (t) Except as set forth on Schedule 6(t), to ITP's knowledge, no officer, director or shareholder of ITP has a direct or indirect interest of any kind in any business entity which is competitive with or related to the business of ITP. The provisions of this Section 6(t) shall not be construed to prevent or preclude investments representing less than one percent (1%) of the ownership, directly or indirectly, by an individual in a company or companies whose stock is listed on a national securities exchange or actively traded on the over-the-counter market.

         (u) Schedule 6(u) hereto correctly sets forth a true and complete list of all patents, trademarks, trade names, service marks, copyrights, licenses and similar rights, and any applications in respect thereof, and inventions, processes, trade secrets and formulae used by or useful to ITP in whole or in part for the conduct of the business (collectively, the "Intellectual Property"), all of which are owned by ITP free and clear of any and all licenses, liens, claims, security interests, charges or encumbrances whatsoever, except as set forth in said Schedule 6(u), and no licenses which are in effect as of the date of this Agreement have been granted by ITP to any third parties. ITP agrees to execute any and all documents, if any, necessary and sufficient to transfer all its right, title and interest in and to any Intellectual Property to Centennial. All such patents, trademarks, trade names, copyrights and similar rights are valid and in good standing and do not infringe upon the rights of third parties. The operation of the business of ITP does not infringe upon any registered patent, trademark, trade name, copyright, license or other right, invention, process, formula or trade secret, of any person. The present conduct of ITP's business is not materially dependent upon any one or more patents, trademarks, trade names, service marks, copyrights or licenses.

         (v) Neither ITP, nor any director, officer, or shareholder of ITP, in connection with the activities of ITP, has at any time, either directly or indirectly, made illegal gifts, gratuities, or payments in any form, whether in cash, goods or services, to any persons or entities whatsoever, in payment for, or intended to encourage, or which resulted in or may have resulted in or had the effect of, obtaining or encouraging persons or entities to become, or to continue to be, customers of ITP, or obtaining, encouraging or extending any contractual relationship, written or oral, for any of the same; nor, to ITP's knowledge, have any of the foregoing or any employee of ITP while acting in their capacity as an employee, (i) entered into any arrangement, written or oral, under or pursuant to which bribes, kickbacks, rebates, payoffs or other forms of illegal or improper payments have been or will be made, provided for or suffered, either directly or indirectly through agents, brokers, distributors, dealers or other intermediaries; (ii) made any illegal contribution of monies, services, or property to any political party, candidate or elected official for any purpose; (iii) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the jurisdiction in which made;
(iv) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books; or (v) made any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment.

         (w)      ITP is not:

                  (i) in material default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any evidence of indebtedness or any agreement or instrument under or pursuant to which any evidence of indebtedness has been issued, or any other agreement or instrument to which it is a party or by which it or any of its properties are bound (each such evidence of indebtedness, agreement or instrument being hereinafter sometimes called a "Contractual Obligation"), and no event has occurred which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, an event of default by ITP under any Contractual Obligation; or

                  (ii) in breach or violation of, or in material default under, any of the terms, conditions or provisions of any law, or of any rule, regulation, order, writ, injunction or decree of any court or government, domestic or foreign, or any commission, bureau or administrative agency thereof, or is in breach or violation of or default under any of the provisions of the charter or Bylaws of ITP (each such term, condition and provision being hereinafter sometimes called a "Requirement of Law"), except for such defaults, breaches or violations of Contractual Obligations or Requirements of Law as do not and will not have, individually or in the aggregate, any material adverse effect on the business, operations, properties, prospects or condition, financial and other, or results of operation of ITP.

         (x) None of the borrowings of ITP were incurred or used for the purpose of purchasing or carrying any security which at the date of its acquisition was, or any security which now is, margin stock or other margin security within the meaning of Regulations G, T or X of the Board of Governors of the Federal Reserve System, 12 C.F.R., parts 207, 220 and 224, as now in effect ("Margin Rules"), or a "security that is publicly held," within the meaning of such Regulation T, and ITP does not own any margin stock or other margin security, or a "security that is publicly held" or have any present intention of acquiring any margin stock or other margin security, or any "security that is publicly held".

         (y) Neither this Agreement nor any transaction contemplated hereby, is or will be in violation of any export limitations established by the United States Congress or the Executive Branch of the United States government.

         (z)      Except as set forth in Schedule 6(z) annexed hereto:

                  (i) To ITP's knowledge, there are not present in, on or under the real estate which ITP owns, leases or at which it conducts any of its operations (the "Real Estate") any Hazardous Substances (as hereinafter defined) in such form or quantities as to create any liability or obligation for either ITP, IAC or Centennial under any Environmental Laws (as hereinafter defined). "Environmental Laws" means all federal, state, local, foreign or other statutes, laws, regulations, ordinances, rules, orders, consent decrees, consent judgments, judicial or administrative decisions, agreements or directives, whether now existing or as hereafter promulgated, issued or enacted relating to:
(A) pollution or protection of the environment, including natural resources; (B) exposure of any individual, including employees of ITP to any Hazardous Substance or other products, materials or chemicals; (C) protection of human health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of chemical or other substances from industrial or commercial activities; (D) regulation of the manufacture, use or introduction into commerce of substances, including without limitation, use of or rights with respect to their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage and disposal; and (E) regulation generally of the use of the environment, including, without limitation, ambient air, surface water, ground water, and surface or subsurface strata, in each case, as amended and as now or hereafter in effect. For purposes of this definition, the term "Environmental Laws" shall include, without limitation, the following statutes:
(1) the Clean Air Act, as amended, 42 U.S.C. ss.ss. 7401 et seq.; (2) the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.ss. 1251 et seq,;
(3) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. ss.ss. 6901 et seq. ("RCRA"); (4) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.

ss.ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"); (5) the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq.; (6) the Occupational Safety and Health Act, as amended, 29 U.S.C. ss.651; (7) the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 801 et seq.; (8) the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. ss.ss. 801 et seq.; (9) the Safe Drinking Water Act, 42 U.S.C. ss.ss. 3008 et seq.; and (10) all comparable United States, state, local, and foreign laws, statutes, rules, regulations, judgments, orders, decrees, stipulations or charges which have jurisdiction over ITP, the Shareholders, any of their affiliates, or any of the Real Estate or assets owned or leased by ITP. "Hazardous Substance" means: (A) any "hazardous substance" as defined in CERCLA, 42 U.S.C. ss. 9601(14); (B) any "pollutant or contaminant" as defined in CERCLA, 42 U.S.C. ss.9601(33); (C) any "hazardous waste" as defined in RCRA, 42 U.S.C. ss. 6903(5); (D) any asbestos, dioxins, polychlorinated biphenyls, uranium, radioactive isotopes and other nuclear by-products, toxic substances or petroleum products, by-products, or derivatives; (E) any substance, whether liquid, solid or gas that presents a significant risk or an adverse or harmful effect upon human health, upon animals or upon air, water, land, natural resources or any other aspects of the environment; and (F) any other substance classified as hazardous, dangerous or otherwise regulated under any Environmental Law.

                  (ii) To ITP's knowledge, no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Real Estate in such a way as to create any liability under applicable common law or under any Environmental Law.

                  (iii) The Real Estate is not being used and, to ITP's knowledge, never has been used in connection with the business of manufacturing, storing, transporting, handling, disposing or treating Hazardous Substances.

                  (iv) ITP's business has in the past always been conducted in accordance with all Environmental Laws; and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful operation of the Businesses at the Real Estate, all of which are listed on Schedule 6(z) are in ITP's possession and all such Permits are valid and in full force and effect, no violations thereof have been experienced, noted or recorded, and no proceeding is pending or threatened to revoke or limit any of them. No permit required under any Environmental Law is scheduled to expire prior to December 31, 1997 and, to ITP's best knowledge, there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (v) There are not now, nor, to ITP's knowledge, have there ever been in the past, any underground or aboveground storage tanks or other containment facilities of any kind on the Real Estate which contain or ever did contain any Hazardous Substances.

                  (vi) To ITP's knowledge, the Real Estate is not and never has been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (vii) ITP has delivered to Centennial accurate copies of all reports, authorizations, permits, licenses, disclosures and other documents describing or relating in any way to the Real Estate or any other assets which describe or mention the status of any of the Real Estate or any of the assets with respect to any Environmental Law.

                  (viii) ITP has not transported or arranged for the transportation (directly or indirectly) of any Hazardous Substance to any location which is listed or proposed for listing under CERCLA or any other similar Environmental Law, or which is the subject of federal, state, local or foreign enforcement actions or other investigation which may lead to claims for clean-up costs, remedial work, damages to natural resources or for personal injury claims.

                  (ix) ITP has maintained all environmental and operating documents and records substantially in the manner and for the time periods required by any Environmental Laws, and there have been no environmental investigations, administrative orders, consent orders, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of ITP in relation to the Real Estate, and/or the assets which have not been delivered to Centennial prior to the date hereof.

         (aa) Wherever used in this Agreement with respect to any representation, warranty, covenant or agreement of the Warranting Shareholders or ITP, the terms "knowledge", "known" or any similar variation thereof shall be deemed to include:

                  (i) all matters actually known to such party with respect to the subject matter of such representation, warranty, covenant or agreement; and

                  (ii) all matters which should have been known to such party with respect to the subject matter of such representation, warranty, covenant or agreement if such party was acting in a manner in which a reasonably prudent person would act in similar circumstances with respect to the subject matter of such representation, warranty, covenant or agreement.

7.       REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         The Shareholders represent and warrant to Centennial and IAC, upon which representations and warranties Centennial and IAC rely, and which representations and warranties shall survive the Closing as provided in Section 19 of this Agreement, notwithstanding any investigation of the affairs of ITP by Centennial or IAC, as follows:

         (a) Each of the Shareholders has full power and authority (corporate and other) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed by each of the Shareholders and constitutes the valid and legally binding obligation of each of them, enforceable against each of them in accordance with its terms, subject only as to enforceability to general equitable principles and to bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting the rights and remedies of creditors. Except for such consents as are obtained prior to the Effective Time, no material consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or third party is required in connection with the execution and delivery of this Agreement by the Shareholders or the consummation by the Shareholders of the transactions contemplated hereby.

         (b) Each Shareholder who executes this Agreement thereby evidences his agreement to vote in favor of the Merger at the shareholders' meeting to be held prior to the Closing of this Agreement.

         (c) Each Shareholder acknowledges receipt of the Centennial Filings as described in Section 8(e) below. Each Shareholder represents that he (i) is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended; or (ii) either individually or together with his representatives and advisors, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of acquisition of the Centennial Shares and of making an informed investment decision with respect thereto, and understands all risks of holding the Centennial Shares for an indefinite period of time.

         8.       REPRESENTATIONS AND WARRANTIES OF CENTENNIAL AND IAC

         Centennial and IAC represent and warrant, jointly and severally, to the Shareholders, upon which representations and warranties the Shareholders rely, and which representations and warranties shall survive Closing, as follows:

         (a) Each of Centennial and IAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power to enter into this Agreement and to consummate the transactions contemplated hereby.

         (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated and performance of its respective obligations hereunder have been duly authorized by each of Centennial and IAC. This Agreement has been duly executed and delivered by each of Centennial and IAC and constitutes the valid, legally binding and enforceable obligation of each of Centennial and IAC in accordance with its terms, subject as to enforceability to general equitable principles and to bankruptcy, insolvency, reor ganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

         (c) The execution and delivery of this Agreement and the consummation by each of Centennial and IAC of the transactions contemplated by this Agreement and the performance of their respective obligations hereunder will not:

                  (i) Result in any breach of, or constitute a default under the Certificate of Incorporation or Bylaws of any of Centennial or IAC, or any instrument, obligation, contract or agreement to which any of Centennial or IAC is a party or by which either is bound; or

                  (ii) Violate any existing statute, order, writ, injunction or decree of any court, administrative agency or governmental body.

         (d) Neither Centennial nor IAC is a party to, or the subject of, any action, suit, litigation, administrative proceeding or governmental or quasi-governmental investigation material to the transactions contemplated hereunder, nor, to the knowledge of Centennial or IAC, is any such action, suit, litigation, proceeding or investigation threatened.

         (e) Centennial has delivered to the Shareholders its Annual Report on Form 10-K for its fiscal year ended June 30, 1996, its Annual Report to Shareholders containing the consolidated financial statements of Centennial and its subsidiaries for the fiscal year ended June 30, 1996, accompanied by the reports thereon of Coopers & Lybrand LLP, independent public accountants, its proxy statement for the Annual Meeting of Shareholders of Centennial, dated October 3, 1996, its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996, its Current Report on Form 8-K, dated July 24, 1996, as amended by Form 8-K/A Amendment No. 1, dated September 23, 1996, its Current Report on Form 8-K, dated October 17, 1996, and its Current Report on Form 8-K, dated November 20, 1996 (collectively, the "Centennial Filings"). Since June 30, 1996, and except as specifically contemplated by this Agreement or as disclosed or reflected in the Centennial Filings as filed with the Securities and Exchange Commission prior to November 27, 1996 there has not been any material adverse change in the business, financial condition or prospects of Centennial. The Form 10-K of Centennial for the fiscal year ended June 30, 1996 does not contain any untrue statement of a material fact or any omission to state a fact necessary to make any statement of fact contained therein not misleading in any material respect.

         (f) All Centennial Shares to be issued in accordance with this Agreement will be, upon issuance, duly authorized, validly issued, fully paid and non-assessable with no liability on the part of the holders thereof, except as set forth in the Escrow Agreement described in Section 5 hereof.

         9.       NO ANNOUNCEMENTS

                  Unless approved in advance by Centennial or IAC, neither the Shareholders nor ITP shall issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as required by law in the opinion of its counsel.

         10.      COVENANTS OF ITP

         From the date herein to the Closing Date, ITP covenants and agrees:

         (a) To conduct diligently its operations in the ordinary course of its business and in material compliance with applicable law; and not to change any of its operational, marketing, pricing or purchasing policies.

         (b) To maintain, and to cause to be maintained, all insurance in force in the name of ITP at the time of the signing of this Agreement on all of its assets and its business opera tions, a descriptive list of which is contained in
Schedule 6(s).

         (c) To preserve its operations intact, and to maintain good business relations with its clients, customers, suppliers and others having business or professional dealings with it.

         (d) To pay when due (or within any extension of time permitted by applicable law) all taxes, charges, salaries, costs and expenses incurred by it in its said activities, accruing through Closing and payable prior to the Closing Date.

         (e) Not to enter into any contract, commitment, sales commitment, transaction or transactions, other than those in the ordinary course of its business, involving or requiring the payment of a total of more than $10,000 as to each individual contract or $100,000 in the aggregate, without the prior written approval of Centennial in each case.

         (f) Not to increase the salary, compensation or fringe benefits of any of its employees, without the prior written approval of Centennial.

         (g) Not to make any change in its Articles of Organization or Bylaws, or its authorized or issued shares; nor declare, pay or make any dividend or other distribution or payment in respect of its corporate shares nor redeem or repurchase any such shares; nor issue or sell any shares of its Common Stock.

         (h) Not to make any change affecting the bank accounts, credit, borrowing or safe deposit arrangements referred to in this Agreement; nor sell, mortgage, encumber or dispose of any of its property except as permitted under the provisions of this Agreement or sales to customers in the ordinary course of ITP's business.

         (i) To maintain its books and records in accordance with the accounting methods historically used by ITP, such that said books and records will fairly and correctly reflect its income, expenses, assets and liabilities.

         (j) Not to incur any obligation or liability (absolute or contingent) except current obligations and liabilities incurred in the ordinary course of business and as permitted pursuant to this Agreement.

         (k) Not to make any investments other than in certificates of deposit in federally insured banks, or U.S. Treasury instruments.

         (l) Not to take any action which would cause any of the representations and warranties made by it herein or by any Shareholder in connection herewith, not to be true and correct in all respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

         (m) During the period from the date of this Agreement to the Closing Date, to give Centennial and IAC and their representatives reasonable access to its offices, plants, records, files and books of account for the purpose of becoming familiar with all matters relating to ITP's business, properties and assets; provided, however, that such process shall be con ducted in a manner that does not unreasonably interfere with the normal operations, and customer and employee relationships of ITP. Management of ITP shall assist Centennial and IAC in such process, and shall cause the legal counsel, accountants, agents, employees and other representatives of ITP to be available to Centennial and IAC for such purposes. During such process, Centennial and IAC shall have the right to make copies of such records, files and other materials as they may deem advisable. If for any reason, the Closing under this Agreement is not consummated, Centennial, IAC and their representatives shall return promptly to ITP and keep confidential all copies made by Centennial and IAC and their representatives of material belonging to ITP.

         (n) To maintain itself as a corporation in good standing under the laws of the State of Florida, and prepare and file all necessary tax returns and reports required by federal, state or municipal authorities, including tax returns and reports for any tax liabilities, and maintain complete books and records of all transactions.

         (o) To use its diligent efforts to effect the consummation of the transactions contemplated hereunder.

         11.      COVENANTS OF CENTENNIAL AND IAC

         From the date herein to the Closing Date, Centennial and IAC covenant and agree:

         (a) Not to take any action which would cause any of the representations and warranties made by Centennial and IAC herein not to be true and correct in all respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

         (b) To use their diligent efforts to effect the consummation of the transactions contemplated hereunder.

         12.      CONDITIONS TO OBLIGATIONS OF CENTENNIAL AND IAC

         The obligations of Centennial and IAC hereunder are subject to the fulfillment of each of the following conditions on or prior to the Closing Date, performance of any or all of which may be waived in writing by Centennial and
IAC:

         (a) ITP shall take all action necessary in accordance with applicable law and its Articles of Organization and Bylaws to obtain the approval, either at a meeting called for such purpose or by written consent, of its shareholders for the purpose of approving the Merger as soon as is reasonably practicable hereafter. No more than eight percent (8%) of the Shareholders shall have asserted appraisal rights under the applicable provisions of the Florida Business Corporation Act. Centennial shall have received an opinion of counsel, satisfactory in form and substance to it, that all applicable provisions of the Florida Business Corporation Act with respect to mergers and rights of appraisal have been satisfied and that the Merger is effective under the provisions of the Florida Business Corporation Act.

         (b) The  representations  and  warranties  of ITP  and  the  Warranting
Shareholders contained in this Agreement shall be true and correct in all material respects at the Closing Date as though such representations and warranties were made at such time. ITP shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to or at the Closing Date. ITP shall have delivered certified articles of incorporation of ITP issued by the Secretary of the State of Florida dated as of a recent date; shall have delivered Good Standing Certificates from the Secretary of each state in which ITP is qualified to do business as a foreign corporation; and shall have delivered a Certificate of ITP's President on behalf of ITP certifying to the truth of such representations and warranties in all respects and such performance or compliance.

         (c) There shall not have been any material damage, destruction or loss adversely affecting the assets of ITP or its financial condition.

         (d) No action or proceeding shall have been instituted or threatened, or claim or demand made, against the Shareholders, ITP, Centennial or IAC, or any of them before any court or other governmental body, seeking to restrain or prohibit, or to obtain damages with respect to, the consummation of the transactions contemplated hereby, or which might materially affect the business of ITP, which in the reasonable opinion of Centennial or IAC makes it inadvisable to consummate such transactions.

         (e) All proceedings to be taken and all documents to be executed and delivered by the Shareholders and ITP in connection with the consummation of the transactions contemplated hereby and by the Fleet.Net Agreement and the STP Agreement shall be reasonably satisfactory in form and substance to Centennial and its counsel.

         (f) The Employment Agreements described in Section 18 hereof shall have been executed and any prior agreements between ITP and those persons identified in Section 18 hereof shall have been terminated or performed in their entirety.

         (g) Centennial shall have received assurances satisfactory to it from its independent auditors that the transaction involving the business combination of Centennial, IAC and ITP shall be accounted for as a "pooling-of-interests."

         (h) Each holder of outstanding options to purchase shares of Common Stock shall have agreed in writing, in form and substance satisfactory to Centennial and its counsel, to exchange such options for options to purchase shares of Centennial Shares on the same terms as provided for in the ITP options, for a number of shares and at an exercise price derived from the rate of exchange of ITP Shares for Centennial Shares as set forth on Schedule 12(h).

         (i) ITP and each stockholder and employee of ITP shall have executed documents satisfactory to Centennial conveying to Centennial all right, title and interest in and to the Intellectual Property.

         (j) The Warranting Shareholders shall have delivered the resignations of all of the directors and officers of ITP, effective as of the Closing.

         13.      CONDITIONS TO OBLIGATIONS OF ITP AND THE SHAREHOLDERS

         The obligations of ITP and the Shareholders hereunder are subject to the fulfillment on or prior to the Closing Date of each of the following conditions, performance of any or all of which may be waived in writing by ITP:

         (a) Centennial's and IAC's representations and warranties contained in this Agreement shall be true and correct in all material respects at Closing as though such representations and warranties were made at such time. Centennial and IAC shall have performed or complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Centennial or IAC prior to or at Closing.

Centennial and IAC shall have delivered a Certificate of their respective Presidents certifying to the truth of such representations and such performance or compliance.

         (b) No action or proceeding shall have been instituted or threatened or claim or demand made against ITP, Centennial or IAC or any of them before any court or other governmental body, seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby.

         (c) All proceedings to be taken and all documents to be executed and delivered by Centennial or IAC in connection with the consummation of the transactions contemplated hereby and by the Fleet.Net Agreement and the STP Agreement shall be reasonably satis factory in form and substance to ITP and its counsel.

         14.      PROVISIONS FOR INDEMNIFICATION

         (a) The Warranting Shareholders, jointly and severally, agree to defend and indemnify Centennial and IAC and save and hold each of them harmless from, against, for and in respect of any and all damages, losses, obligations, liabilities, claims, costs and expenses (collectively, "Liabilities") incident to any suit, action, investigation, claim or proceeding, suffered, sustained, incurred or required to be paid by Centennial, IAC, or the Surviving Corporation by reason of:

                  (i) Any material misrepresentation or breach of warranty made by ITP, the Warranting Shareholders or the Shareholders in or pursuant to this Agreement or any Schedule hereto or in any certificate or document delivered pursuant to this Agreement; or

                  (ii) Any failure by ITP, the Warranting Shareholders or the Shareholders to observe or perform their respective covenants and agreements set forth herein, which are to be performed on or prior to the Closing Date; or

                  (iii) Any claim, debt, liability or obligation or any alleged claim, debt, liability or obligation of ITP to any party, incurred before the Closing Date hereunder or arising from any matter or thing occurring before the Closing Date hereunder, and which does not appear as a liability on ITP's Trial Balance of November 27, 1996, except for (x) liabilities expressly disclosed in this Agreement or any Schedule hereto (unless otherwise indicated herein or therein) and (y) liabilities (other than Taxes) incurred between the date of this Agreement and the Closing Date, the incurrence of which does not violate the provisions of this Agreement; or

                  (iv) Any Taxes of ITP, for all taxable periods up to and including the Closing Date in excess of the accrual established for such liabilities for such periods on the November 27, 1996 Balance Sheet, and all actions, proceedings, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to the foregoing.

         (b) Centennial, IAC or the Surviving Corporation, if claiming a right to indem nification under the provisions of this Section 14 (hereinafter, the "Indemnitee"), shall give prompt written notice to the Warranting Shareholders of each claim for indemnification here under, specifying the amount and nature of the claim, and of any matter which, in the opinion of the claiming party, is likely to give rise to an indemnification claim. The party against whom such indemnity is sought to be recovered (hereinafter, the "Indemnitor") shall have the right to undertake the defense of any such matter at Indemnitor's sole expense and through legal counsel acceptable to Indemnitee, provided that Indemnitor proceeds in good faith, expeditiously and diligently. Indemnitee shall, at its option and expense, have the right to participate in any defense undertaken by Indemnitor, with legal counsel of its own selection. No settlement or compromise may be made by Indemnitor without the prior written consent of Indemnitee unless (y) prior to such settlement or compromise Indemnitor acknowledges in writing Indemnitor's obligation to pay in full the amount of the settlement or compromise and all associated expenses and (z) Indemnitee is furnished with security reasonably satisfactory to Indemnitee that Indemnitor will in fact pay such amount and expenses.

         (c) Indemnitor shall pay to Indemnitee the amount of claims that are agreed upon between Indemnitor and Indemnitee for indemnification within fifteen
(15) days after the agreement with respect thereto (the "due date"). Any amounts not paid by the Indemnitee when due under this Section 14(c) shall bear interest from the due date thereof until the date paid at the lower of the prime rate of interest as announced by Nations Bank, N.A. as its prime rate plus two percent (2%) per annum or the highest rate allowed by law.

         (d) The indemnification provided in this Section 14 shall survive the Closing for a period of one (1) year.

         (e) The Warranting Shareholders shall have no liability for indemnification pursuant to this Section 14 until the total of all Liabilities equals or exceeds $200,000, and then for the aggregate amount of such Liabilities.

         (f) Any remedies of any party claiming indemnification hereunder shall be cumulative and not exclusive. Specifically, but not by way of limitation, the parties make no attempt to limit any claims based on common law fraud or other similar remedies.

         15.      OPINION OF COUNSEL FOR ITP

         ITP shall deliver to Centennial and IAC at Closing an opinion of Buchanan Ingersoll, P.C., Counsel to ITP, dated as of the date of Closing, addressed to Centennial and IAC substantially in the form of Exhibit 15 hereto.

         16.      OPINION OF COUNSEL FOR CENTENNIAL AND IAC

         IAC shall deliver to the Shareholders at Closing an opinion of O'Connor, Broude & Aronson, Counsel for Centennial and IAC, dated as of the Closing Date, addressed to the Shareholders, substantially in the form of
Exhibit 16 hereto.

         17.      DISCLOSURE OF INFORMATION

         (a) ITP recognizes and acknowledges that (i) all plans, systems, methods, designs, procedures, books and records relating to its operations, personnel and practices (whether instituted or commenced prior or subsequent to the date herein), (ii) all other records, documents and information concerning its business activities, practices, and procedures, and any name or style under which it shall have been operated prior or shall operate subsequent hereto, and
(iii) any logo or other descriptive or illustrative form therein, as they may have existed from time to time, constitute and will constitute valuable, special and unique assets of ITP's business. ITP therefore covenants and agrees that it will not, prior to the Effective Date, disclose any part therein which is confidential, or use or permit to be used any such name, style, logo or form, to or by any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, except in the ordinary course of ITP's business or as required by this Agreement.

         (b) ITP acknowledges that the restrictions contained in Section 17(a), in view of the nature of the business in which it is engaged, are reasonable and necessary in order to protect its legitimate interests, and that any violation therein would result in irreparable injuries to ITP. ITP therefore acknowledges that, in the event of a breach or threatened breach of the provisions of this paragraph by ITP, Centennial and IAC shall be entitled to obtain from any court of competent jurisdiction, preliminary and permanent injunctive relief restraining ITP from disclosing any such records, documents or information or using or permitting to be used any such name, style, logo or form, or from being employed by or otherwise rendering any services to any person, firm, corporation, association or other entity to whom such records, documents or information, in whole or in part, have been disclosed or are threatened to be disclosed.

         (c) Centennial and IAC recognize and acknowledge that during the course of negotiations in connection with this Agreement, and in preparation for Closing hereunder, ITP will have disclosed to Centennial and IAC certain plans, systems, methods, designs, procedures, books and records relating to its operations, personnel and practices, as well as records, documents and information concerning its business activities, practices, and procedures, all of which constitute and will constitute valuable, special and unique assets of its business. Centennial and IAC therefore covenant and agree that if the Closing is not consummated hereunder, all copies of such information will be returned to ITP and neither Centennial nor IAC will ever at any time thereafter use or disclose any part therein to any person, firm, corporation, association or other entity, for any reason or purpose whatsoever, unless such information was known to Centennial prior to such negotiations, is subsequently made public by ITP or any third party, is subsequently disclosed to Centennial or IAC by any third party having a right to do so, or is required to be disclosed by law.

         (d) Centennial and IAC acknowledge that the restrictions contained in subparagraph 17(c), in view of the nature of the business in which ITP is engaged, are reasonable and necessary in order to protect the legitimate interests of ITP, and that any violation therein would result in irreparable injuries to ITP. Centennial and IAC therefore acknowledge that, in the event of a breach or threatened breach of the provisions of this paragraph by Centennial or IAC, ITP shall be entitled to obtain from any court of competent jurisdiction, preliminary and permanent injunctive relief restraining Centennial and/or IAC as the case may be from using or disclosing any such records, documents or information to any person, firm, corporation, association or other entity whatsoever.

         (e) Nothing contained in this paragraph shall be construed as prohibiting Centennial, IAC or ITP from pursuing any other remedies available to either of them for any such breach or threatened breach of the provisions of this Section 17, including recovery of damages and an equitable accounting of all earnings, profits and other benefits arising from such violation.

         18.      EMPLOYMENT AGREEMENTS

         The Surviving Corporation agrees to enter into employment agreements (the "Employment Agreements") with those employees designated on, and in substantially the form annexed hereto as, Schedule 18. Any prior agreements between ITP and such indivi duals shall be terminated or performed in their entirety prior to the Closing Date.

         19.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The parties hereto agree that the representations and warranties contained in this Agreement and the Schedules hereto, and in each certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement and the Closing hereunder, for two (2) years following the Closing Date, regardless of any investigation made by any of the parties hereto.

         20.      FURTHER ASSURANCES

         At or subsequent to the Closing, the Shareholders, ITP, Centennial and IAC shall each, at the request of any of the others, furnish, execute and deliver such documents, instruments, opinions of counsel, certificates, notices and other such instruments and further assurances as counsel for the requesting party shall reasonably require as necessary or desirable to effect complete consummation of this Agreement and any of the transactions contemplated hereby, or in connection with the preparation and filing of reports required or requested by governmental agencies, stock exchanges or other regulatory bodies.

         21.      NOTICES

         All notices which are or may be required to be given by any party to any other party in connection with this Agreement and the transactions contemplated hereby shall be in writing, and shall be deemed to have been properly given if and when delivered personally or sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

         To ITP:                    Intelligent Truck Project, Inc.
                                    902 Clint Moore Road, #226
                                    Boca Raton, Florida 33487
                                    Attn: Hamby Hutcheson, President

         To the Shareholders:       At their respective addresses
                                    set forth at the foot of this Agreement.

         To Centennial:             Centennial Technologies, Inc.
                                    37 Manning Road
                                    Billerica, Massachusetts 01821
                                    Attn: Donald R. Peck, Esquire

         To IAC:                    ITP Acquisition Corporation
                                    37 Manning Road
                                    Billerica, Massachusetts 01821
                                    Attn: Donald R. Peck, Esquire

         In each case, with         O'Connor, Broude & Aronson
         copies to each of          950 Winter Street
         the other parties          Suite 2300
         to this Agreement          Waltham, Massachusetts  02154
         and to:                    Attn:  Paul D. Broude, Esquire

                                    Buchanan Ingersoll, P.C.
                                    20th Floor
                                    301 Grant Street
                                    Pittsburgh, Pennsylvania 15219-1410
                                    Attn: Bruce Bowden, Esquire

or to such place or places or persons as any party may from time to time designate by written notice to the other parties, given in the manner aforesaid.

         22.      BROKER

         Except as set forth on Schedule 22 hereto, each party warrants and represents that no broker's or finder's fee, commission or other payment is due or payable from or by ITP, the Shareholders, Centennial or IAC or any of them; nor has any such other fee or commission been earned by any third party on behalf of any of the foregoing in connection with the nego tiation and execution of this Agreement or in any other manner affecting or involving the negotiation or execution of this Agreement, or the consummation of any transaction contem plated hereby. Each party agrees to indemnify and save the others harmless from and against any and all claims or demands for broker's or finder's fees or commissions from any person or persons whatsoever based on any arrangement made by such party.

         23.      EXPENSES

         Whether or not the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses, it being understood that ITP shall pay the fees of Buchanan Ingersoll, PC, related to Buchanan Ingersoll, PC's representation of ITP in connection with the negotiation, authorization, preparation, execution and performance of this Agreement, including, without limitation, all fees and expenses of investment banking firms, agents, representatives, counsel and accountants.

         24.      ENTIRE AGREEMENT

         This Agreement and the Schedules hereto set forth the entire Agreement and understanding of the parties, and there are no other prior or contemporaneous written or oral agreements, undertakings, promises, warranties or covenants not specifically referred to or contained herein or attached hereto. This Agreement may be amended, modified or terminated only by a written instrument signed by the parties hereto.

         25.      BINDING EFFECT

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their and each of their respective heirs, executors, administrators, successors and permitted assigns, but may not be assigned by any party without the prior written consent of the other parties; except that Centennial or IAC may assign its rights hereunder to any affiliate of Centennial or IAC, provided that Centennial shall remain obligated to the Shareholders with respect to its obligations under this Agreement.

         26.      HEADINGS

         The headings of the various paragraphs of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms or text of the paragraph so designated.

         27.      LAW GOVERNING

         This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Massachusetts in which it has been executed and in which it has a situs. If any provision of this Agreement shall be held invalid by a court with jurisdiction over the parties to this Agreement, then and in that event such provision shall be deleted from the Agreement, which shall then be construed to give effect to the remaining provisions thereof. The Warranting Shareholders and ITP each consent to the jurisdiction of the courts of the Commonwealth of Massachusetts, and any federal court located therein, and to the appropriateness of the venue of such courts, in connection with any dispute which may arise pursuant to this Agreement or is related to the transactions contemplated hereby.

         28.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, all of which taken together shall be considered one Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, all on the day and year first above written.


                                                 CENTENNIAL TECHNOLOGIES, INC.



                                                 By:___________________________

Attest: ________________________


                                                 ITP ACQUISITION CORPORATION




                                                 By:___________________________
Attest:________________________


                                                 INTELLIGENT TRUCK PROJECT, INC.




                                                 By:___________________________
Attest:________________________



                                                 THE SHAREHOLDERS OF ITP



                                                 ______________________________
                                                 Hamby Hutcheson
                                                 20071 NW 5th Street
                                                 Pembroke Pines, Florida 33029

                                            __________________________________
                                            Parasoft Computing Solutions, Inc.
                                            3570 Vest Mill Road
                                            Winston-Salem, North Carolina 27103



                                            __________________________________
                                            Joseph Antonello
                                            P.O. Box 10355
                                            Pompano Beach, Florida 33061



                                            __________________________________
                                            Ahsan Ashfaque
                                            9411 N.W. 46th Street
                                            Sunrise, Florida 33351



                                            __________________________________
                                            Carol Brisbane
                                            10820 Eureka Street
                                            Boca Raton, Florida 33428




                                            __________________________________
                                            Dwight Brooks
                                            1241 Gondola Lane
                                            Boynton Beach, Florida 33426

                                          __________________________________
                                          Homer Cecchi
                                          324 6th Avenue
                                          Linden, New Jersey 08021





                                          __________________________________
                                          Harriet Chen
                                          1226 Horseshoe Circle, #204
                                          Ann Arbor, Michigan 48108




                                          __________________________________
                                          Brad DeBauch
                                          116 Auburn Drive
                                          Lake Worth, Florida 33460



                                          __________________________________
                                          Donald P. Dillard
                                          830 Lake Shore Drive
                                          Delray Beach, Florida 33444



                                          __________________________________
                                          Gary A. Font
                                          1344 SW 12th Avenue
                                          Boca Raton, Florida 33486

                                          __________________________________
                                          Philomena Ford
                                          620 Millers Lane
                                          Pittsburgh, Pennsylvania 15239




                                          __________________________________
                                          Jan Brian Forney
                                          1301 NW 12th Avenue
                                          Boca Raton, Florida 33486




                                          __________________________________
                                          Osvaldo Franco
                                          21346 Saint Andrews Blvd., Suite 213
                                          Boca Raton, Florida 33433




                                          __________________________________
                                          Ronald J. Fundak
                                          451 SE 1st Terrace
                                          Pompano Beach, Florida 33060






                                          __________________________________
                                          Randy Hobden
                                          601 NE 11th Avenue
                                          Pompano Beach, Florida 33060

                                          __________________________________
                                          Mary Lou Hutcheson
                                          20071 NW 5th Street
                                          Pembrooke Pines, Florida 33029




                                          __________________________________
                                          Sheldon Leader
                                          48 Stuart Avenue
                                          Trenton, New Jersey 08638




                                          __________________________________
                                          Leroy A. Lindquist
                                          756 Enfield Drive
                                          Boca Raton, Florida 33487




                                          __________________________________
                                          Faye McClintock
                                          18422 Spanish Isles Place
                                          Boca Raton, Florida 33496




                                          __________________________________
                                          Brian McDonald
                                          3939 NE 5th Avenue
                                          Boca Raton, Florida 33431

                                          __________________________________
                                          Douglas A. Miller
                                          19003 NW 12th Court
                                          Pembroke Pines, Florida 33029




                                          __________________________________
                                          Jorge E. Mon
                                          1170 SW 17th Street
                                          Boca Raton, Florida 33486




                                          __________________________________
                                          Joseph J. Muller
                                          2103 SW 20th Circle
                                          Boynton Beach, Florida 33426




                                          __________________________________
                                          Marc Otto
                                          5400 NE Third Terrace
                                          Ft. Lauderdale, Florida 33334




                                          __________________________________
                                          Thomas Pantelakis
                                          3561 NW 97th Terrace
                                          Coral Springs, Florida 33065

                                          __________________________________
                                          Teresa Poff
                                          2902 French Avenue
                                          Lake Worth, Florida 33461




                                          __________________________________
                                          Javier Quintana
                                          940 Bearitz
                                          Miami, Florida 33145




                                          __________________________________
                                          Steve Raglin
                                          6600 Pierpont Drive
                                          Lake Worth, Florida 33467




                                          __________________________________
                                          C. Michael Renuart
                                          3125 Lakeview Drive
                                          Delray Beach, Florida 33445




                                          __________________________________
                                          Jose L. Rivero
                                          18360 South 103 Trail
                                          Boca Raton, Florida 33498

                                          __________________________________
                                          Andrew Rusnock
                                          4621 NE 1st Avenue
                                          Pompano Beach, Florida 33064




                                          __________________________________
                                          Frank Schmidt
                                          2513 NE 27th Street
                                          Lighthouse Point, Florida 33064




                                          __________________________________
                                          James Skoog
                                          7647 W. Sierra Terrace
                                          Boca Raton, Florida 33433




                                          __________________________________
                                          Graham K. Smith
                                          17708 Crooked Oak Avenue
                                          Boca Raton, Florida 33487




                                          __________________________________
                                          Rick Socarras
                                          10981-B Cadera Lane
                                          Boca Raton, Florida 33498

                                          __________________________________
                                          Richard A. Sudasassi
                                          20389 Hacienda Court
                                          Boca Raton, Florida 33498




                                          __________________________________
                                          Carol Yin
                                          2608 NW 53rd Drive
                                          Boca Raton, Florida 33496




                                          __________________________________
                                          John Yin
                                          2608 NW 53rd Street
                                          Boca Raton, Florida 33496




                                          __________________________________
                                          John J. Webb
                                          5308 Pine Circle
                                          Coral Springs, Florida 33067




                                          __________________________________
                                          Wayne Whitley
                                          500 NW 69th Street
                                          Boca Raton, Florida 33487